MORGAN STANLEY & CO. INCORPORATED 1585 Broadway New York, New York 10036	BANC OF AMERICA SECURITIES LLC 9 West 57th Street New York, NY 10019

GOLDMAN, SACHS & CO. 85 Broad Street New York, NY 10004

June 2, 2008

NOTICE OF SECURITIES DEMAND

Sensata Technologies Holding B.V.
Sensata Technologies B.V.
Sensata Technologies Finance Company LLC
529 Pleasant Street, Attleboro, MA 02703

Attention:    Jeff Cote, Chief Financial Officer

Ladies and Gentlemen:

We refer to the Engagement Letter dated as of July 11, 2007 (the “Engagement Letter”; the terms defined therein being used herein as therein defined), among the undersigned and Sensata Technologies Holding B.V., Sensata Technologies B.V. and Sensata Technologies Finance Company LLC (collectively, the “Borrowers”), and hereby give you notice pursuant to the Engagement Letter that the undersigned hereby request that the Borrowers issue debt securities to refinance the Subordinated Loans, which debt securities shall be issued in Euros, contain terms and conditions substantially similar to those applicable to the Borrowers’ existing senior subordinated debt securities, and bear interest at a rate equal to 11.25% per annum; provided that this notice shall only constitute a proposal for the issuance of debt securities for purposes of paragraph one of the Engagement Letter upon the printing of a definitive offering memorandum for the debt securities.

Notwithstanding the requirement set forth in the Engagement Letter that the debt securities be marketed to investors that are not affiliated with the undersigned Underwriters, each of the parties hereto agrees that each of the undersigned Underwriters (and/or its respective affiliates) shall be permitted to purchase and hold the debt securities. In addition, any fee rebate payable by the undersigned Underwriters upon

Notice of Securities Demand

issuance of the debt securities and repayment of the Subordinated Loans shall be reduced to an amount equal to 50% of the amount that would otherwise be payable under the terms of the Fee Letter and shall be payable in U.S. dollars.

Except as otherwise expressly set forth herein, this letter agreement shall not amend, waive, modify or otherwise supplement any provision of the Engagement Letter or the Fee Letter, each of which remains in full force and effect.

Very truly yours,

MORGAN STANLEY & CO.
INCORPORATED

By  /s/ Todd Vannucci
       Title: MANAGING DIRECTOR

BANC OF AMERICA SECURITIES LLC

By /s/ Brad Jones
      Title: MANAGING DIRECTOR

GOLDMAN, SACHS & CO.

By /s/ Bruce H. Mendelsohn
      Title: AUTHORIZED SIGNATORY

Each of the undersigned hereby acknowledges
and agrees to be bound by the foregoing:

SENSATA TECHNOLOGIES HOLDING B.V.

By /s/ Jeffrey Cote
     Title: CHIEF FINANCIAL OFFICER

SENSATA TECHNOLOGIES B.V.

By /s/ Jeffrey Cote
     Title: CHIEF FINANCIAL OFFICER

Notice of Securities Demand